EXHIBIT 23.2

         Todd Beutel, Beutel Accountancy Corporation
         Certified Public Accountants  Letterhead

                         CONSENT OF INDEPENDENT AUDITORS


         As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of XYNERGY CORPORATION of our report dated May 2, 2002 appearing in XYNERGY CORPORATION's Form 10-KSB for the year ended December 31, 2001.


/s/ Beutel Accountancy Corp
---------------------------
Beutel Accountancy Corp
Agoura Hills, California
September 17, 2002






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